1 Assured Guaranty US Holdings Inc. l Assured Guaranty Municipal Holdings Inc. NOTICE REGARDING UPCOMING TRANSITION FROM LIBOR TO BOARD- SELECTED BENCHMARK REPLACEMENT AND RELATED CONFORMING CHANGES TO SECURITYHOLDERS OF THE SUBJECT SECURITIES ISSUED IN THE SUBJECT TRANSACTIONS IDENTIFIED IN EXHIBIT A HERETO TO DEPOSITORIES, NOMINEES, CUSTODIANS, OTHER INTERMEDIARIES: THIS TRANSMITTAL CONTAINS IMPORTANT INFORMATION THAT IS OF INTEREST TO THE BENEFICIAL OWNERS OF THE SUBJECT SECURITIES. ALL DEPOSITORIES, NOMINEES, CUSTODIANS, AND OTHER INTERMEDIARIES RECEIVING THIS NOTICE ARE REQUESTED TO EXPEDITE RETRANSMITTAL TO THE BENEFICIAL OWNERS OF SUCH SECURITIES OR OTHER SUCH REPRESENTATIVES WHO ARE AUTHORIZED TO TAKE ACTION IMMEDIATELY. YOUR FAILURE TO ACT PROMPTLY IN COMPLIANCE WITH THIS PARAGRAPH MAY IMPAIR THE ABILITY OF THE BENEFICIAL OWNERS ON WHOSE BEHALF YOU ACT TO TAKE APPROPRIATE ACTIONS CONCERNING THE MATTERS DESCRIBED IN THIS NOTICE. TO SECURITYHOLDERS: YOU SHOULD READ THIS NOTICE AND ANY ACCOMPANYING EXHIBIT(S) THOROUGHLY AND CAREFULLY. YOUR RIGHTS MAY BE AFFECTED. YOU SHOULD DISCUSS THE INFORMATION HEREIN WITH YOUR ATTORNEY AND/OR OTHER ADVISORS. IF YOU DO NOT HAVE AN ATTORNEY OR ADVISOR, YOU MAY WISH TO ENGAGE ONE. SECURITYHOLDERS SHOULD NOT RELY ON THIS NOTICE AS THEIR SOLE SOURCE OF INFORMATION. This notice (the “Notice”) is provided by Assured Guaranty US Holdings Inc. and Assured Guaranty Municipal Holdings Inc. (collectively, the “Issuers”), each in its capacity as issuer for the transactions listed on Exhibit A hereto (the “Subject Transactions”). For purposes of this Notice, reference is made to:

2 (1) the prospectus, offering memoranda, indentures and other agreements governing the Subject Transactions (collectively, the “Governing Agreements”); (2) the announcements, dated March 5, 2021, by the ICE Benchmark Administration Limited (the “IBA”), the administrator of LIBOR,1 and its regulator, the UK Financial Conduct Authority (the “FCA”),2 that, among other things, each of the overnight, one-month, three-month, six-month and twelve-month USD LIBOR settings (collectively, the “Remaining USD LIBOR Settings”) will either cease to be provided by any administrator or no longer be representative of the markets they are intended to measure immediately after June 30, 2023;, (3) the Adjustable Interest Rate (LIBOR) Act (the “Federal LIBOR Act”) that was signed into law on March 15, 2022;3 and (4) the final rule 12 C.F.R. Part 253, “Regulation Implementing the Adjustable Interest Rate (LIBOR) Act (Regulation ZZ)” (the “FRB Implementing Regulation”) that was adopted by the Board of Governors of the Federal Reserve (the “Board” or the “Federal Reserve Board”) on December 16, 2022 and published in the Federal Register on January 23, 2023, with an effective date of February 27, 2023.4 Terms used but not defined herein shall have the meaning ascribed to them in the Federal LIBOR Act and/or the FRB Implementing Regulation, as applicable. * * * Transition to the Board-Selected Benchmark Replacement by Operation of Law Pursuant to the Governing Agreements of the Subject Transactions, interest payments on some or all of the securities issued in the Subject Transactions (the “Subject Securities”) are currently calculated or will be calculated based on one of the Remaining USD LIBOR Settings. As such, immediately after June 30, 2023 (when the applicable Remaining USD LIBOR Setting will either cease to be provided by any administrator or no longer be representative of the markets it is intended to measure), interest payable on the Subject Securities will need to be based on a replacement benchmark. The Issuers have reviewed the Governing Agreements for the Subject Transactions and determined that: (1) such agreements constitute “LIBOR contracts” within the meaning of the Federal LIBOR Act; and (2) after application of Section 104(b) of the Federal LIBOR Act to such agreements, they will either contain “no fallback provisions” or contain only fallback provisions 1 See FCA’s announcement here: FCA announcement on future cessation and loss of representativeness of the LIBOR benchmarks. 2 See IBA’s announcement here: ICE_LIBOR_feedback_statement_on_consultation_on_potential_cessation.pdf 3 A copy of the Federal LIBOR Act (which was included as Division U in the Consolidated Appropriations Act, 2022) is available here: https://www.congress.gov/117/bills/hr2471/BILLS-117hr2471enr.pdf. See pgs. 777-786. 4 A copy of the adopting release of the FRB Implementing Regulation is available here: http://www.govinfo.gov/content/pkg/FR-2023-01-26/pdf/2023-00213.pdf.

3 that identify neither “a specific benchmark replacement” nor “a determining person.” As such, in accordance with Section 104(a) of the Federal LIBOR Act, on the “LIBOR replacement date” – i.e., the first London business day after June 30, 2023 (unless the Federal Reserve Board determines that any of the Remaining USD LIBOR Settings will cease to be published or cease to be representative on a different date) – the benchmark replacement for the Subject Securities in the Subject Transaction that currently pay interest, or will pay interest, based on one of the Remaining USD LIBOR Settings will be the applicable “Board-selected benchmark replacement” that was identified by the Federal Reserve Board in the FRB Implementing Regulation for such Remaining USD LIBOR Setting. Pursuant to Section 103(6) of the Federal LIBOR Act, the “Board-selected benchmark replacement” is a benchmark replacement identified by the Federal Reserve Board that is based on SOFR and includes a spread adjustment as identified by the Federal Reserve Board in the FRB Implementing Regulation. The chart below lists the applicable “Board-selected benchmark replacement” that was identified by the Federal Reserve Board in the FRB Implementing Regulation for each of the Remaining USD LIBOR Settings (the “Board-selected benchmark replacement” is, in each case, the sum of the “benchmark replacement” and “spread adjustment” identified in this chart).5 The Board-selected benchmark replacement for the Subject Transactions is Three-Month CME Term SOFR plus 0.26161 percent. Remaining USD LIBOR Setting Board-selected benchmark replacement Benchmark Replacement Spread Adjustment Overnight SOFR 0.00644 percent One-Month One-Month CME Term SOFR 0.11448 percent Three-Month Three-Month CME Term SOFR 0.26161 percent Six-Month Six-Month CME Term SOFR 0.42826 percent Twelve-Month Twelve-Month CME Term SOFR 0.71513 percent By way of example, if a Subject Security in a Subject Transaction currently pays interest based on Three-Month USD LIBOR plus a spread of 0.5%, then that Subject Security will transition, by operation of law, to accrue interest based on One-Month CME Term SOFR plus a spread adjustment of 0.26161% plus a spread of 0.5%, from the first interest period that begins immediately after June 30, 2023. For the avoidance of doubt, for any interest period that begins prior to or on June 30, 2023, interest will still accrue based on One-Month USD LIBOR plus a spread of 0.5% even if that interest period ends after June 30, 2023. * * * 5 See FRB Implementing Regulation at § 253.4.

4 Conforming Changes Incorporated Into Governing Agreements by Operation of Law Pursuant to Section 104(d)(1) of the Federal LIBOR Act, when the “Board-selected benchmark replacement” becomes the benchmark replacement for “LIBOR contracts” like the Governing Agreements of the Subject Transactions, certain “benchmark replacement conforming changes”6 also become an integral part of such “LIBOR contracts” by operation of law. In the FRB Implementing Regulation,7 the Federal Reserve Board prescribed the following four (4) “benchmark replacement conforming changes” which, in accordance with the Federal LIBOR Act, will become an integral part of the Governing Agreements of the Subject Transactions on the “LIBOR replacement date”: (1) any reference to a specified source for LIBOR (such as a particular newspaper, website, or screen) shall be replaced with the publication of the applicable “Board-selected benchmark replacement” by either the relevant benchmark administrator for the applicable “Board-selected benchmark replacement” or any third party authorized by the relevant benchmark administrator to publish the applicable “Board-selected benchmark replacement”; (2) any reference to a particular time of day for determining LIBOR (such as 11:00 a.m. London time) shall be replaced with the standard publication time for the applicable “Board-selected benchmark replacement,” as established by the relevant benchmark administrator; (3) any provision of a “LIBOR contract” requiring use of a combination (such as an average) of LIBOR values over a period of time that begins prior to and ends after the “LIBOR replacement date” shall be modified to provide that the combination shall be calculated consistent with that contractual provision using (i) the applicable LIBOR for any date prior to the “LIBOR replacement date” and (ii) the applicable “Board-selected benchmark replacement” for any date on or following the “LIBOR replacement date,” respectively; and (4) to the extent a “Board-selected benchmark replacement” is not available or published on a particular day indicated in a “LIBOR contract” as the determination date, the most recently available publication of the “Board-selected benchmark replacement” will apply. 6 Pursuant to Section 103(4) of the Federal LIBOR Act, “Benchmark replacement conforming changes” include any “technical, administrative, or operational changes, alterations, or modifications” that either (1) the Federal Reserve Board “determines, in its discretion, would address 1 or more issues affecting the implementation, administration, and calculation of” the Board-selected benchmark replacement “in LIBOR contracts;” or (2) solely with respect to non-consumer loans (including the Governing Agreements of the Subject Transactions), “in the reasonable judgment of a calculating person, are otherwise necessary or appropriate to permit the implementation, administration, and calculation of” the Board-selected benchmark replacement “under or with respect to a LIBOR contract after giving due consideration to any benchmark replacement conforming changes” determined by the Federal Reserve Board. 7 See FRB Implementing Regulation § 253.5(b).

5 The only “benchmark replacement conforming changes” that will currently become an integral part of the Governing Agreements of the Subject Transactions on the “LIBOR replacement date” are the above “benchmark replacement conforming changes” prescribed by the Federal Reserve Board in the FRB Implementing Regulation. * * * Questions about this Notice should be directed to the Issuers in writing by email to: ir@agltd.com and must be accompanied by proof of holdings. This Notice summarizes certain provisions of the Federal LIBOR Act and the FRB Implementing Regulation discussed herein and is not a complete restatement of the relevant terms of the Governing Agreements, the Federal LIBOR Act, the FRB Implementing Regulation or a summary or statement of relevant law or of relevant legal procedures. Securityholders in the Subject Transactions and other potentially interested persons are urged to carefully consider the implications of this Notice and to consult with their own legal and financial advisors.

6 Exhibit A List of Subject Transactions and related CUSIPs Subject Transactions Related CUSIPs 6.40% Series A Enhanced Junior Subordinated Debentures due 2066 04622DAA9 6.40% Junior Subordinated Debentures, Series 2006-1 due 2066 31769PAB6 U31745AA7